EXHIBIT 23.1








            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
Diversified Opportunities, Inc.
West Palm Beach, Florida

I hereby consent to the incorporation by reference in this Registration Statement on Form 10-SB my report dated March 10, 2008, relating to the financial statements for the fiscal years ended December 31, 2007 and 2006, included herein.


/S/ Michael F. Cronin
----------------------------------
Michael F. Cronin
Certified Public Accountant

March 12, 2008